EXHIBIT 21

BANK ONE CORPORATION Subsidiaries

As of December 31, 2001, the Corporation had the subsidiaries listed below, all of which were wholly-owned except for directors’ qualifying shares or as otherwise indicated.

Names of Subsidiaries	Jurisdiction of Organization
Affiliated Banks Building Co.	Colorado
American Fletcher Realty Corporation	Indiana
American National Bank and Trust Company of Chicago	United States
American National Corporation	Delaware
Bank One Exchange Corporation	Illinois
Conquest Air, LLC	Delaware
Williams Citation Exchange, LLC	Delaware
Midwest Audit Services, Inc.	Illinois
Banc One ABS Corporation	Ohio
Banc One Arizona Investment Corporation	Arizona
Banc One Building Management Corporation	Wisconsin
Banc One Capital Holdings Corporation	Ohio
Banc One Capital Funding Corporation	Ohio
Banc One Capital Services Corporation	Ohio
Banc One Management and Consulting Corporation	Ohio
Banc One Asset Solutions Corporation	Texas
Bonnet Resources Corporation	Ohio
Banc One Securities Corporation	Ohio
BOCP Holdings Corporation	Ohio
Banc One Capital Partners III, Ltd. (81%)	Ohio
Banc One Capital Partners IV, Ltd. (80%)	Ohio
Banc One Capital Partners V, Ltd. (81%)	Ohio
Banc One Capital Partners VI, Ltd. (81%)	Ohio
Banc One Capital Partners VII, Ltd. (82%)	Ohio
BOCP Energy Partners, L.P. (99%)	Ohio
Banc One Capital Partners VIII, Ltd. (83%)	Ohio
Banc One Capital Partners IX, LLC (80%)	Ohio
Banc One Capital Partners X, Ltd. (85%)	Ohio
Banc One Capital Partners XI, Ltd.	Ohio
Banc One Capital Partners BC, LLC (80%)	Ohio
Banc One Capital BIDCO – 1998, LLC	Louisiana
Banc One Capital Partners Holdings, Ltd. (85%)	Ohio
Banc One Capital Partners, LLC	Delaware

Names of Subsidiaries	Jurisdiction of Organization
Banc One Capital Partners II, LLC	Delaware
BOCF, LLC (80%)	Delaware
BOCNY, LLC	Delaware
BOCP II Limited Liability Company (80%)	Ohio
BOME Investors, Inc.	Delaware
BOME Investors II, LLC	Delaware
BOME Investors III, LLC	Delaware
First Commerce Capital, Inc.	Louisiana
Tax Credit Acquisitions, LLC	Ohio
Tax Credit Acquisitions II, LLC	Ohio
Banc One Financial Corporation	Delaware
Banc One Capital Corporation	Delaware
First Chicago Capital Corporation	Delaware
First Chicago Hemispheres Corporation	Cayman Islands
First Chicago Equity Corporation	Illinois
First Chicago Investment Corporation	Delaware
OEP Holding Corporation	Delaware
One Equity Partners – Europe	Germany
One Equity Partners, LLC	Delaware
First Chicago Leasing Corporation	Delaware
Banc One Capital Management LLC	Delaware
Banc One Capital Markets, Inc.	Delaware
Banc One Hedging Services Corporation	Delaware
Banc One Leasing Services Corporation	Delaware
Bond Securitization LLC	Delaware
Banc One Insurance Company	Vermont
Banc One Kentucky Insurance Company	Kentucky
Banc One Life Insurance Company	Arizona
Banc One Management Corporation	Ohio
Banc One Deferred Benefits Corporation	Ohio
Banc One Risk Management Company	Delaware
Banc One Mezzanine Corporation	Delaware
Banc One Neighborhood Development Corporation	Ohio
Banc One Community Development/Wisconsin Corporation	Ohio
Banc One Realty Columbus Corporation	Ohio
Banc One Student Loan Funding Corporation	Ohio
Bank One, Colorado, National Association	United States
Banc One Denver Leasing Services Corporation	Colorado
BOCOL IHC, inc.	Nevada
Bank One, Dearborn, National Association	United States
Bank One, Illinois, National Association	United States
BOILL IHC, Inc.	Nevada
Bank One, Indiana, National Association	United States
Banc One Equipment Finance, Inc.	Indiana
Indiana LLC 1 (99%; 1% owned by the Corporation)	Indiana

Names of Subsidiaries	Jurisdiction of Organization
BIL International Holdings, Inc.	Indiana
BO – UA FSC, Inc.	US Virgin Islands
BO – FE FSC, Inc.	US Virgin Islands
BOIND IHC, Inc.	Nevada
NBD Indiana Properties, Inc.	Indiana
NBD Leasing, Inc.	Indiana
Bank One, Kentucky, National Association	United States
Banc One Kentucky Leasing Corporation	Kentucky
Banc One Kentucky Vehicle Leasing Company	Kentucky
Liberty Payment Services, Inc.	Kentucky
Liberty Properties Incorporated	Kentucky
Bank One, Michigan	Michigan
Banc One Realty Advisors, Inc.	Delaware
BOM ComLoan, Inc.	Nevada
First Chicago NBD Auto Lease Corporation	Delaware
NBD Equipment Finance, Inc.	Delaware
Bank One, National Association (Chicago)	United States
Anexsys, Holdings, Inc.	Delaware
Anexsys, LLC (64%)	Illinois
Banc One Arizona Leasing Corporation	Arizona
Banc One AutoLease LTD.	Delaware
Banc One Brokerage International Corporation	Delaware
Banc One Building Corporation	Illinois
Banc One Community Development Corporation	Delaware
Banc One Currency Advisors, Inc.	Illinois
Banc One Leasing Corporation	Ohio
Banc One Louisiana Leasing Corporation	Louisiana
Banc One National Processing Corporation	Delaware
Banc One Operations Services Corporation	Arizona
Banc One Project Resources International, Inc.	Delaware
Banc One Real Estate Investment Corp.	Delaware
Bank One Canada	Canada
Bank One Delaware Inc.	Delaware
Bank One Equity Investors, Inc.	Louisiana
Bank One ICS, Inc.	Delaware
Bank One International Corporation	United States
Bank One International Holdings Corporation	United States
B — ONE Australia Limited	Australia
Bank One Capital Markets Ltd.	United Kingdom
Bank One Leasing (UK) Limited	United Kingdom
Bank One (Mexico), S.A.	Mexico
BOHK Limited	Hong Kong
BOIC Asia Limited	Hong Kong
BOL Canada I, Inc.	Delaware

Names of Subsidiaries	Jurisdiction of Organization
BOL (C) II, Inc.	Delaware
BOL Canada III, Inc.	Delaware
Createdesign Limited	Wales
First Chicago Asia Holdings Ltd.	Cayman Islands
First Chicago Brazil Investments, Inc.	Delaware
First Chicago Chile Investments, Inc.	Delaware
BOAZ IHC, Inc.	Nevada
BONA Capital II, LLC	Delaware
FC Energy Finance I, Inc.	Delaware
FC Energy Finance II, Inc.	Delaware
Antrim 1998, LLC (99%)	Delaware
FCNBD Mortgage Investments, Inc.	Delaware
FCNBD Technology Holdings, Inc.	Delaware
First Commerce Community Development Corporation	Louisiana
Cabbage Alley Partnership, a Louisiana Limited Partnership	Louisiana
FNBC Leasing Corporation	Delaware
Luke FSC, Ltd.	Bermuda
Orleans Street FSC, Inc.	US Virgin Islands
FNBC Properties Inc.	Delaware
Global Trading Operations, Inc.	Delaware
Premier Investment Advisors, L.L.C. (99.99%; 0.01% owned by Premier LLC, Inc.)	Louisiana
Premier LLC, Inc.	Louisiana
RIVERe Holding Corporation	Delaware
OneLevelUp.com, LLC	Delaware
Team Life Insurance Company	Texas
Texas Asset Acquisition Corp.	Nevada
Texas Investment Holding Corporation	Nevada
Valley Bank Building, Inc.	Arizona
Valley National Investors, Inc.	Arizona
Washington Street Foods, Inc.	Arizona
Bank One, National Association (Ohio)	United States
Banc One Acceptance Corporation	Ohio
Box Leasing Corporation	Ohio
Banc One Interactive Delivery Corporation	Ohio
Banc One Investment Advisors Corporation	Ohio
Banc One Private Mortgage Insurance Company, Inc.	Maine
Banc One POS Services Corporation	Ohio
FDC Offer Corporation (54.8%)	Delaware
Paymentech, Inc.	Delaware
Paymentech Management Resources, Inc.	Delaware
Paymentech Employee Resources LLC	Delaware
Banc One Services Corporation	Ohio
Banc One Financial Card Services Corporation	Ohio

Names of Subsidiaries	Jurisdiction of Organization
Congress Life Insurance Company	Delaware
Bank One, Oklahoma, National Association	United States
Liberty Property Management Company	Oklahoma
Bank One Texas, National Association	United States
Banc One Texas Leasing Corporation	Texas
GP Holder, Inc.	Texas
Bank One Trust Company, National Association	United States
Bank One, West Virginia, National Association	United States
Bank One, Wheeling-Steubenville, National Association	United States
Banc One Loan Services Corporation	Pennsylvania
The One Benefit Source	Wisconsin
Bank One, Wisconsin	Wisconsin
Banc One Insurance Agency, Inc.	Wisconsin
Banc One Wisconsin Investment Services Corporation	Wisconsin
Banc One Wisconsin Leasing Corporation	Wisconsin
Milwaukee Investment Holding Company	Nevada
BOI Leasing Corporation	Indiana
BOTRCN Corporation	Delaware
Congress Insurance Agency, Inc.	Arizona
FCTC General, Inc.	Delaware
Finance One Corporation	Ohio
Banc One Financial Services, Inc.	Indiana
Banc One Consumer Discount Company, A Non-banking	Indiana
Affiliate of Bank One Corporation
Banc One Financial Services of Minnesota, Inc.	Minnesota
Banc One Financial Services of New York, Inc.	New York
Banc One Financial Services of Tennessee, Inc.	Tennessee
Banc One Financial Services of West Virginia, Inc.	West Virginia
First Chicago Acquisition Corporation V	Delaware
First Chicago Realty Services Corporation	Delaware
First Chicago Trust Company of New York	New York
First USA Bank, National Association.	United States
Bank One Europe Limited	United Kingdom
First USA Services, Inc.	Delaware
First USA Management Services, Inc.	Delaware
First USA Securitization Corporation	Delaware
FNW Capital, Inc.	Illinois
Mid-America Credit Life Assurance Company	Oklahoma
Mid-America Insurance Agency, Inc.	Oklahoma
NBD Community Development Corporation	Michigan
NBD Equity Corp.	Michigan
NBD Neighborhood Revitalization Corporation	Indiana
One Group Dealer Services, Inc.	Delaware
One Group Administrative Services, Inc.	Delaware

Names of Subsidiaries	Jurisdiction of Organization
The One Services Corporation	Michigan
B-1 Life Reinsurance International Limited	Ireland
Sterling Assurance Company	Vermont

The names of certain other subsidiaries of the Corporation have been omitted because such subsidiaries, considered in the aggregate, would not constitute a significant subsidiary.